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                                                                     EXHIBIT 1.D
                                Preferred Stock

                         LEHMAN BROTHERS HOLDINGS INC.

                             UNDERWRITING AGREEMENT
                             ----------------------


                                                        New York, New York
                                                        Dated the date set forth
                                                        In Schedule I hereto

To the Representative(s)
  named in Schedule I
  hereto, of the Underwriters
  named in Schedule II hereto

Ladies and Gentlemen:

     Lehman Brothers Holdings Inc., a Delaware corporation (the "Company"), proposes to issue and sell to you and the other underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), the number of shares identified in Schedule I hereto (the "Firm Stock") of the Company's preferred stock, par value $1.00 per share (the "Preferred Stock"). In addition, the Company proposes to grant to the Underwriters an option to purchase up to an additional number of shares of the Preferred Stock identified in Schedule I hereto on the terms and for the purposes set forth in Section 2 (the "Option Stock"). The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the "Stock". If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives" shall each be deemed to refer to such firm or firms. This is to confirm the agreement concerning the purchase of the Stock from the Company by the Underwriters named in Schedule II hereto.

     1. Representations and Warranties. The Company represents and warrants to each Underwriter that:

          (a) The Company meets the requirements for the use of Form S-3 under the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations promulgated thereunder (the "Rules"), and has carefully prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the file number of which is set forth in Schedule I hereto), which has become effective, for the registration of the Stock under the Securities Act. The registration statement, as
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     amended at the date of this Agreement, meets the requirements set forth in
     Rule 415(a)(1)(x) under the Securities Act and complies in all other material respects with such rule. The Company proposes to file with the Commission pursuant to Rule 424 under the Securities Act ("Rule 424") a supplement to the form of prospectus included in the registration statement relating to the initial offering of the Stock and the plan of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Company to be set forth therein. The term "Registration Statement" means the registration statement, as amended at the date of this Agreement, including the exhibits thereto, financial statements, and all documents incorporated therein by reference pursuant to Item 12 of Form S-3 (the "Incorporated Documents"), and such prospectus as then amended, including the Incorporated Documents, is hereinafter referred to as the "Basic Prospectus"; and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424 (including the Basic Prospectus as so supplemented), is hereinafter called the "Final Prospectus". Any preliminary form of the Basic Prospectus which has heretofore been filed pursuant to Rule 424 is hereinafter called the "Interim Prospectus". Any reference herein to the Registration Statement, the Basic Prospectus, any Interim Prospectus or the Final Prospectus shall be deemed to refer to and include the Incorporated Documents which were filed under the Securities Exchange Act of 1934 (the "Exchange Act"), on or before the date of this Agreement or the issue date of the Basic Prospectus, any Interim Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Interim Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any Incorporated Documents under the Exchange Act after the date of this Agreement or the issue date of the Basic Prospectus, any Interim Prospectus or the Final Prospectus, as the case may be, and deemed to be incorporated therein by reference.

          (b) As of the date hereof, when the Final Prospectus is first filed with the Commission pursuant to Rule 424, when, before either Delivery Date (hereinafter defined), any amendment to the Registration Statement becomes effective, when, before either Delivery Date, any Incorporated Document is filed with the Commission, when any supplement to the Final Prospectus is filed with the Commission and at each Delivery Date, the Registration Statement, the Final Prospectus and any such amendment or supplement will comply in all material respects with the applicable requirements of the Securities Act and the Rules, and the Incorporated Documents will comply in all material respects with the requirements of the Exchange Act or the Securities Act, as
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                                                                               3

     applicable, and the rules and regulations adopted by the Commission thereunder; on the date it became effective, the Registration Statement did not, and, on the date that any post-effective amendment to the Registration Statement becomes effective, the Registration Statement as amended by such post-effective amendment did not or will not, as the case may be, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; on the date the Final Prospectus is filed with the Commission pursuant to Rule 424 and on each Delivery Date, the Final Prospectus, as it may be amended or supplemented, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading; and on said dates, the Incorporated Documents will comply in all material respects with the applicable provisions of the Exchange Act and rules and regulations of the Commission thereunder, and, when read together with the Final Prospectus, or the Final Prospectus as it may be then amended or supplemented, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading; provided that the foregoing representations and warranties in this paragraph (b) shall not apply to statements or omissions made in reliance upon and in conformity with written information furnished to the Company by or through the Representatives on behalf of any Underwriter specifically for use in connection with the preparation of the Registration Statement or the Final Prospectus, as they may be amended or supplemented.

          (c) The Basic Prospectus and any Interim Prospectus, as of their respective dates, complied in all material respects with the requirements of the Securities Act and of the Rules and did not include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Commission has not issued an order preventing or suspending the use of the Basic Prospectus or any Interim Prospectus.

          (d) The nationally recognized firm of independent public accountants whose report appears in the Company's most recent Annual Report on Form 10-K, which is incorporated by reference in the Final Prospectus, are independent public accountants as required by the Securities Act and the Rules.
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          (e) In the event that a report of a nationally recognized firm of independent public accountants regarding historical financial information with respect to any entity acquired by the Company is required to be incorporated by reference in the Final Prospectus, such independent public accountants were independent public accountants, as required by the Securities Act and the Rules, during the period of their engagement to examine the financial statements being reported on and at the date of their report.

          (f) The audited consolidated financial statements of the Company in the Final Prospectus and the Registration Statement present fairly on a consolidated basis the financial position, the results of operations, changes in common stock and other stockholder's equity and cash flows of the Company and its subsidiaries, as of the respective dates and for the respective periods indicated, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved. The unaudited consolidated financial statements of the Company, if any, included in the Final Prospectus and the Registration Statement and the related notes are true, complete and correct, subject to normally recurring changes resulting from year-end audit adjustments, and have been prepared in accordance with the instructions to Form 10-Q.

          (g) Except as described in or contemplated by the Registration Statement and the Final Prospectus, there has not been any material adverse change in or any adverse development which materially affects the business, properties, financial condition or results of the Company or the Company and its subsidiaries taken as whole, from the dates as of which information is given in the Registration Statement and Final Prospectus.

          (h) The Stock conforms to the description thereof contained in the Final Prospectus, is duly and validly authorized, and, when issued and delivered against payment therefor as provided in this Agreement, will be validly issued, fully paid and non-assessable.

          (i) The Company does not have any subsidiaries having business or properties that are material to the business and properties of the Company and its subsidiaries taken as a whole with the exception of Lehman Brothers Inc. ("Lehman") and the possible exception of Lehman Commercial Paper Inc. (the "Named Subsidiaries"). Neither the Company nor any of the Named Subsidiaries is in violation of its corporate charter or by-laws or in default under any agreement, indenture or instrument, the effect of which violation or default would be material to the Company and its subsidiaries taken as a whole. The execution, delivery and performance of this
     Agreement will not constitute a breach of, result in the creation or imposition of any material
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     lien, charge or encumbrance upon any of the assets of the Company or any of its subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument, or result in a violation of the corporate charter or by-laws of the Company or any of its subsidiaries or any order, rule or regulation of any court or governmental agency having jurisdiction over the Company, any of the Named Subsidiaries or their property. Except as set forth in the Final Prospectus or as required by the Securities Act, the Exchange Act and applicable state securities laws, no consent, authorization or order of, or filing or registration with, any court or governmental agency is required for the execution, delivery and performance of this Agreement.

          (j) The Company and each of the Named Subsidiaries have been duly organized, are validly existing and in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and in good standing as foreign corporations and are fully registered as a broker-dealer, broker, dealer or investment advisor, as the case may be, in each jurisdiction in which their respective ownership of property or the conduct of their respective businesses requires such qualification or registration and in which the failure to qualify or register would be reasonably likely, individually or in the aggregate, to have a material adverse effect on the business, condition or properties of the Company and its subsidiaries taken as a whole. Each of the Company and its Named Subsidiaries holds all material licenses, permits, and certificates from governmental authorities necessary for the conduct of its business and owns, or possesses adequate rights to use, all material rights necessary for the conduct of such business and has not received any notice of conflict with the asserted rights of others in respect thereof; and each of the Company and its Named Subsidiaries has the corporate power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged. Except as may be disclosed in the Registration Statement and the Final Prospectus, all outstanding shares of capital stock of the Named Subsidiaries are owned by the Company, directly or indirectly through subsidiaries, free and clear of any lien, pledge and encumbrance or any claim of any third party and are duly authorized, validly issued and outstanding, fully paid and non-assessable.

          (k) Except as described in the Registration Statement and the Final Prospectus, there is no material litigation or governmental proceeding pending or, to the knowledge of the Company, threatened against the Company or any of its subsidiaries which might reasonably be expected to result in any material adverse change in the business, properties, financial condition or results of operations of the Company and its subsidiaries taken as a whole or which is required
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     to be disclosed in the Registration Statement and the Final Prospectus.

          (l) The certificates delivered pursuant to paragraph (f) of Section 6 hereof and all other documents delivered by the Company or its representatives in connection with the issuance and sale of the Stock were on the dates on which they were delivered, or will be on the dates on which they are to be delivered, in all material respects true and complete.

          2. Sale and Purchase of the Stock. The Company agrees to sell to each Underwriter, and each Underwriter, on the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein stated, agrees to purchase from the Company the number of shares of Firm Stock set forth opposite the name of such Underwriter in Schedule II hereto. The obligations of the Underwriters under this Agreement are several and not joint.

          In addition, the Company grants to the Underwriters an option to purchase up to an additional number of shares of Option Stock indicated in
Schedule I hereto. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Stock and is exercisable as provided in
Section 3 hereof. Shares of Option Stock shall be purchased severally for the account of the Underwriters in proportion to the number of shares of Firm Stock set forth opposite the name of such Underwriters in Schedule II hereto. The respective purchase obligations of each Underwriter with respect to the Option Stock shall be adjusted by the Representatives so that no Underwriter shall be obligated to purchase Option Stock other than in 100 share amounts. The price of both the Firm Stock and any Option Stock shall be the price per share indicated in Schedule I hereto.

          3. Delivery and Payment. Delivery by the Company of the Firm Stock to the Representatives for the respective accounts of the several Underwriters and payment by the Underwriters therefor by certified or official bank check or checks payable in, or by wire transfer of, immediately available (federal) funds to or upon the order of the Company shall take place at the office, on the date and at the time specified in Schedule I hereto, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Firm Stock being herein called the "First Delivery Date").

          The Firm Stock will be registered in such names and in such authorized denominations as the Representatives may request no less than two full business days in advance of the First Delivery Date. The Company agrees to have the Firm Stock available for inspection, checking and packaging by the Representatives at such place as is designated by the
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Representatives, not later than 1:00 p.m., New York City time, on the business day prior to the First Delivery Date.

          At any time on or before the thirtieth day after the date as of which the Registration Statement is declared effective by the Commission, the option granted in Section 2 may be exercised by written notice being given to the Company by the Representatives. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Representatives, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the shares of Option Stock are delivered are sometimes referred to as the "Second Delivery Date" and the First Delivery Date and the Second Delivery Date are sometimes referred to as a "Delivery Date".

          Delivery by the Company of the Option Stock to the Representatives for the respective accounts of the several Underwriters and payment by the Underwriters therefor by certified or official bank check or checks payable in, or by wire transfer of, immediately available (federal) funds to or upon the order of the Company shall take place at the office and at the time specified in
Schedule I hereto, on the Second Delivery Date, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof.

          The Option Stock will be registered in such names and in such authorized denominations as the Representatives may request in the aforesaid written notice. The Company agrees to have the Option Stock available for inspection, checking and packaging by the Representatives at such place as is designated by the Representatives, not later than 1:00 p.m., New York City time, on the business day prior to the Second Delivery Date.

          4. Offering by Underwriters. The Company hereby confirms that the Underwriters and dealers have been authorized to distribute or cause to be distributed any Interim Prospectus and are authorized to distribute the Final Prospectus (as from time to time amended or supplemented if the Company furnishes amendments or supplements thereto to the Underwriters). The Representatives agree that, as soon as the Representatives believe the offering of the Stock has been terminated, the Representatives will so advise the Company.

          5.   Agreements.  The Company agrees with the several Underwriters that:
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          (a) The Company will cause the Final Prospectus to be filed with the
     Commission pursuant to Rule 424 not later than 10:00 a.m., New York City time, on the business day following the date of this Agreement and will promptly advise the Representatives (A) when the Final Prospectus shall have been filed with the Commission pursuant to Rule 424, (B) when any amendment to the Registration Statement relating to the Stock shall have become effective, (C) of any request by the Commission for any amendment of the Registration Statement, the Final Prospectus, the Basic Prospectus or any Interim Prospectus, or for any additional information, (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceedings for that purpose and (E) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Stock for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. After the date of this Agreement and prior to the termination of the offering of the Stock, the Company will not file any amendment of the Registration Statement or amendment or supplement to the Final Prospectus (except an amendment or supplement to the Final Prospectus that is deemed to be incorporated by reference in the Final Prospectus pursuant to Item 12 of Form S-3) without the consent of the Representatives and will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof. Prior to receipt of the advice to be given by the Representatives pursuant to Section 4, the Company will not file any document that would be deemed to be incorporated by reference in the Final Prospectus pursuant to Item 12 of Form S-3 without delivering to the Representatives a copy of the document proposed to be so filed, such delivery to be made at least twenty-four hours prior to such filing, and the Company will consult with the Representatives as to any comments which the Representatives make in a timely manner with respect to the document so delivered.

          (b) Subject to the last sentence of the immediately preceding paragraph, if, at any time when a prospectus relating to the Stock is required to be delivered under the Securities Act, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Final Prospectus to comply with the Securities Act or the Rules, the Company promptly will prepare and file with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect
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     such compliance and will use its best efforts to cause any amendment of the
     Registration Statement containing an amended Final Prospectus to be made effective as soon as possible.

          (c) The Company will deliver to the Representatives, without charge,
     (i) signed copies of the Registration Statement relating to the Stock and of any amendments thereto (including all exhibits filed with, or incorporated by reference in, any such document) and (ii) as many conformed copies of the Registration Statement and of any amendments thereto which shall become effective on or before the First Delivery Date (excluding exhibits) as the Representatives may reasonably request.

          (d) During such period as a prospectus is required by law to be delivered by an Underwriter or dealer, the Company will deliver, without charge to the Representatives and to Underwriters and dealers, at such office or offices as the Representatives may designate, as many copies of the Basic Prospectus, any Interim Prospectus and the Final Prospectus as the Representatives may reasonably request.

          (e) The Company will make generally available to its security holders and to the Representatives as soon as practicable an earnings statement (which need not be audited) of the Company and its subsidiaries, covering a period of at least 12 months beginning after the date the Final Prospectus is filed with the Commission pursuant to Rule 424, which will satisfy the provisions of Section 11(a) of the Securities Act.

          (f) The Company will furnish such information, execute such instruments and take such actions as may be required to qualify the Stock for offering and sale under the laws of such jurisdictions as the Representatives may designate and will maintain such qualifications in effect so long as required for the distribution of the Stock; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process in any jurisdiction where it is not now so subject.

          (g) So long as any Stock is outstanding, the Company will furnish or cause to be furnished to the Representatives copies of all annual reports and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission.

          (h) If the Company has applied for the listing of the Stock on the New York Stock Exchange Inc. (the "NYSE"), it will use its best efforts to cause such listing to be approved as soon as possible.
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          (i) For a period beginning at the time of execution of this Agreement and ending on the later of the business day following either the Second Delivery Date or following the date on which any price restrictions on the sale of the Stock are terminated, without the prior consent of the Representatives, the Company will not offer, sell, contract to sell or otherwise dispose of any shares of Preferred Stock (other than the Stock), or sell or grant options, rights or warrants with respect to any shares of Preferred Stock covered by the Registration Statement or any other registration statement filed under the Securities Act.

          (j) The Company will use its best efforts to do and perform all things to be done and performed hereunder prior to each Delivery Date and to satisfy all conditions precedent to the delivery of the Stock to be purchased hereunder.

          6. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Stock shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company contained herein as of the date hereof and each Delivery Date, to the accuracy of any material statements made in any certificates, opinions, affidavits, written statements or letters furnished to the Representatives or to Simpson Thacher & Bartlett ("Underwriters' Counsel") pursuant to this Section 6, to the performance by the Company of its respective obligations hereunder and to the following additional conditions:

          (a) The Final Prospectus shall have been filed with the Commission pursuant to Rule 424 not later than 10:00 a.m., New York City time, on the business day following the date of this Agreement or such later date and time as shall be consented to in writing by the Representatives.

          (b) No order suspending the effectiveness of the Registration Statement, as amended from time to time, shall be in effect and no proceedings for such purpose shall be pending before or threatened by the Commission and any requests for additional information on the part of the Commission (to be included in the Registration Statement or the Final Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives.

          (c) Since the respective dates as of which information is given in the Registration Statement and the Final Prospectus, there shall not have been any change or decrease specified in the letter or letters referred to in paragraphs (g) or (h) of this Section 6 which, in the judgment of the Representatives, makes it impracticable or inadvisable to proceed with the offering and delivery of the Stock as contemplated by the Registration Statement and the Final Prospectus.
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          (d)  The Company shall have furnished to the Representatives the opinion of a Deputy General Counsel or the Chief Legal Officer for the Company, dated the day of each Delivery Date to the effect that:

               (i) The Company has been duly organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation with all requisite corporate power and authority to own and operate its properties and to conduct its business as described in the Final Prospectus.

               (ii) The Stock conforms in all material respects to the descriptions thereof contained in the Final Prospectus.

               (iii) The Company has an authorized capitalization as set forth in the Final Prospectus, and all of the issued shares of capital stock of the Company (including the shares of Stock being delivered on such Delivery Date) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus;

               (iv) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel;

               (v) No consent, approval, authorization or order of any court or governmental agency or body is required for the consummation of the transactions contemplated in this Agreement, except for such consents, approvals, authorizations or orders as have been obtained under the Securities Act and such as may be required under the Exchange Act and the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Stock by the Underwriters.

               (vi) Such counsel does not know of any contracts or other documents which are required to be filed as exhibits to the Registration Statement by the Securities Act or by the Rules which have not been filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules.

               (vii) To the best of such counsel's knowledge, neither the Company nor any of its Named Subsidiaries is in violation of its corporate charter or by-laws, or in default under any material agreement, indenture or instrument known to such counsel, the effect of which violation or default would be material to the Company and its subsidiaries taken as a whole.

               (viii) This Agreement has been duly authorized, executed and delivered by the Company; the execution, delivery and performance of this Agreement by the Company will not constitute a breach of, or result in the creation or imposition of any material lien, charge or encumbrance upon any of the assets of the Company or any of its Named Subsidiaries pursuant to the terms of, or constitute a default under, any material agreement, indenture or instrument known to such counsel and to which the Company or any of its Named Subsidiaries is a party or is bound, or result in a violation of the corporate charter or by-laws of the Company or any of its Named Subsidiaries or any order, rule or regulation known to such counsel of any court or governmental agency having jurisdiction over the Company, any of its Named Subsidiaries or any of their respective properties, the effect of which would be material to the Company and its subsidiaries taken as a whole.

               (ix) The Registration Statement has become effective under the Securities Act, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission.

               (x) The Registration Statement, the Final Prospectus and each amendment thereof or supplement thereto (except that no opinion need be expressed as to the financial statements or other financial or statistical data included or incorporated by reference therein) comply as to form in all material respects with the requirements of the Securities Act and the Rules.

               (xi) If the Stock is to be listed on the NYSE, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Company has filed a preliminary listing application and all required supporting documents with respect to the Stock with the NYSE, and such counsel has no reason to believe that the Stock will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution.

               (xii) Each of the Named Subsidiaries is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation with all requisite corporate power and authority to own and operate its properties and to
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                                                                              13

          conduct its business as described in the Final Prospectus. Each of the Company and its Named Subsidiaries is duly qualified to do business as a foreign corporation, is in good standing and is duly registered as a broker-dealer, broker, dealer or investment advisor, as the case may be, in each jurisdiction in which the nature of the business conducted by it or in which the ownership or holding by lease of the properties owned or held by it require such qualification or registration and where the failure to so qualify or register would have a material adverse effect on the Company and its subsidiaries taken as a whole.

               (xiii) All the outstanding shares of capital stock of each of the Company's Named Subsidiaries have been duly and validly authorized and issued and are fully paid and non-assessable and, except for directors' qualifying shares, are owned by the Company or a subsidiary of the Company free and clear of any claims, liens, encumbrances and security interests.

               (xiv) Such counsel does not know of any litigation or any governmental proceeding pending or threatened against the Company or any of its subsidiaries which would affect the subject matter of this Agreement or is required to be disclosed in the Final Prospectus which is not disclosed and correctly summarized therein.

          Such opinion shall also contain a statement that although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and the Final Prospectus (except as to those matters stated in paragraph (ii) of such opinion), such counsel has no reason to believe that (i) the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or (ii) the Final Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that no opinion need be expressed as to the financial statements or other financial or statistical data included or incorporated by reference therein).

          In rendering such opinion, such counsel may rely upon opinions of local counsel satisfactory to the Representatives for matters not governed by New York law and may rely as to matters of fact, to the extent such counsel deems proper, upon certificates or affidavits of officers of the Company and public officials.

          (e) The Representatives shall have received from Underwriters' Counsel such opinion or opinions, dated the day of such Delivery Date, with respect to the issuance and sale of the Stock, the Registration Statement, the Final Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (f) The Company shall have furnished to the Representatives a certificate of its Chief Executive Officer, its President or any Managing Director or Executive Vice President or Vice President and its Chief Financial Officer or its Treasurer, dated the day of each Delivery Date, to the effect that, to the best of their knowledge after due inquiry:

               (i) The representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of such Delivery Date with the same effect as if made on such Delivery Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Delivery Date.

               (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened.

               (iii) (x) The Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (y) the Final Prospectus does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and (z) since the effective date of the Registration Statement there has not occurred any event required to be set forth in an amended or supplemented prospectus which has not been so set forth.

          (g) At the time this Agreement is executed, a nationally recognized firm of independent public accountants shall have furnished to the Representatives a letter, dated the date of this Agreement, in form and substance satisfactory to the Representatives, confirming that they are independent auditors with respect to the Company within the meaning of the Securities Act and the Rules and stating in effect that:

               (i) In their opinion, the consolidated financial statements of the Company and its subsidiaries, and the supporting schedules, included in the Registration Statement and the Final Prospectus and audited by them comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder.

               (ii) On the basis of a reading of the unaudited consolidated financial statements of the Company and its subsidiaries, if any, included in the Registration Statement and the Final Prospectus, carrying out certain specified procedures (but not an audit in accordance with generally accepted auditing standards), a reading of the minutes of the meetings of the directors of the Company and Lehman and inquiries of certain officials of the Company and its subsidiaries who have responsibility for financial and accounting matters of the Company and its subsidiaries, as to transactions and events subsequent to the date of the most recent audited consolidated financial statements included in the Registration Statement and the Final Prospectus, nothing came to their attention that caused them to believe that any material modifications should be made to the unaudited consolidated financial statements of the Company and its subsidiaries, if any, included in the Registration Statement and the Final Prospectus for them to be in conformity with generally accepted accounting principles; and such financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published rules and regulations.

               (iii) If pro forma financial statements are included in the Registration Statement or the Final Prospectus, (x) they have read such pro forma financial statements, (y) they have made inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company as to the basis for their determination of the pro forma adjustments and whether such pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and (z) they have proved the arithmetic accuracy of the application of the pro forma adjustments to historical amounts; and as a result thereof, nothing came to their attention that caused them to believe that such pro forma financial statements do not so comply with Rule 11-02 of Regulation S-X and that such pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

               (iv) They have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is expressed in dollars, or percentages derived from dollar amounts, and has been obtained from the general accounting records of the Company) set forth in the Registration Statement, as amended, and the Final Prospectus, as amended or supplemented, and in Exhibit 12 to the Registration Statement, including specified information, if any, included or incorporated from the Company's Annual Report on Form 10-K incorporated therein or specified information, if any, included or incorporated from any of the Company's Quarterly Reports on Form 10-Q or its Current Reports on Form 8-K incorporated therein, agrees with the accounting records of the Company and its subsidiaries or computations made therefrom, excluding any questions of legal interpretation.

          The letter required by this paragraph (g) may refer to a prior letter of such nationally recognized firm of independent public accountants, addressed to the Company, covering the above items (a "Prior Letter"). For the purposes of the letter required by this paragraph (g), such nationally recognized firm of independent public accountants need not perform any procedures subsequent to the date of the Prior Letter.

          (h) At each Delivery Date, the nationally recognized firm of independent public accountants referred to in paragraph (g) of this Section 6 shall have furnished to the Representatives a letter, dated the day of such Delivery Date, in form and substance satisfactory to the Representatives, which reconfirms the matters set forth in their letter delivered pursuant to paragraph
(g) of this Section 6 and states in effect that:

               (i) In their opinion, any consolidated financial statements of the Company and its subsidiaries, and the supporting schedules, included in the Registration Statement and the Final Prospectus and audited by them and not covered by their letter delivered pursuant to paragraph (g) of this Section 6 comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Exchange Act and the related published rules and regulations thereunder.

               (ii) On the basis of a reading of the unaudited consolidated financial statements of the Company and its subsidiaries, if any, included in the Registration Statement and the Final Prospectus and of the latest unaudited consolidated financial statements made available by the Company and Lehman, carrying out certain specified procedures (but not an audit in accordance with generally accepted auditing standards), a reading of the minutes of the meetings of the directors of the Company, and inquiries of certain officials of the Company and its subsidiaries, who have responsibility for financial and accounting matters of the Company and its subsidiaries, as to transactions and events subsequent to the date of the most recent audited consolidated financial statements included in the Registration Statement and the Final Prospectus, nothing came to their attention that caused them to believe that:

                    (A) any material modifications should be made to the unaudited consolidated financial statements of the Company and its subsidiaries, if any, included in the Registration Statement and the Final Prospectus and not covered by their letter delivered pursuant to paragraph (g) of this Section 6, for them to be in conformity with generally accepted accounting principles; and such financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the published instructions, rules and regulations thereunder.

                    (B) the unaudited capsule information of the Company and its subsidiaries, if any, included in the Registration Statement and the Final Prospectus does not agree with the amounts set forth in the unaudited consolidated financial statements of the Company from which it was derived or was not determined on a basis substantially consistent with that of the corresponding financial information in the latest audited financial statements of the Company included in the Registration Statement and the Final Prospectus.

                    (C)(I) as of the latest date as of which the Company and its subsidiaries have monthly financial statements, there was any decrease in the capital stock or additional paid-in capital, or increase in long-term indebtedness of the Company and its subsidiaries, or any increase in the accumulated deficit, as compared with the amounts shown in the most recent consolidated statement of financial condition of the Company and its subsidiaries included in the Registration Statement and the Final Prospectus, (II) with respect to the period subsequent to the date of the most recent financial statements included in the Registration Statement and the Final Prospectus and extending through the latest date as of which the Company and its subsidiaries have monthly financial statements, there was a consolidated net loss or (III) with respect to the amounts of net capital or excess net capital of Lehman determined pursuant to Commission Rule 15c3-1 and shown in the most recent financial statement of Lehman filed pursuant to Commission Rule 17a-5, there has been any decrease in such amounts as compared with the amounts shown in the most recent consolidated financial statements included in the Registration Statement and the Final Prospectus;

                    (D) as of a specified date not more than five business days prior to the date of the letter, (I) there was any decrease in the capital stock or additional paid-in capital, or increase in long-term indebtedness of the Company and its subsidiaries as compared with the amounts shown in the most recent consolidated statement of financial condition of the Company and its subsidiaries included in the Registration Statement and the Final Prospectus or (II) there was any decrease in the estimated amounts of net capital or excess net capital of Lehman determined pursuant to Commission Rule 15c3-1, as compared with the amounts shown on the most recent financial statement of Lehman filed pursuant to Commission Rule 17a-5, such that Lehman did not satisfy the requirements of Section 5 of Schedule E to Article III of the By-Laws of the National Association of Securities Dealers, Inc., which permit releases of proceeds from escrow;

          except in all instances for increases or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof, unless said explanation is not deemed necessary by the Representatives.

               (iii) If pro forma financial statements are included in the Registration Statement or the Final Prospectus and are not covered by their letter delivered pursuant to paragraph (g) of this Section 6,
          (x) they have read such pro forma financial statements, (y) they have made inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company as to the basis for their determination of the pro forma adjustments and whether such pro forma financial statements comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and (z) they have proved the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts; and as a result thereof, nothing came to their attention that caused them to believe that such pro forma financial statements do not so comply with Rule 11-02 of Regulation S-X and that such pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements.

               (iv) To the extent not covered by their letter delivered pursuant to paragraph (g) of this Section 6, they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is expressed in dollars, or percentages derived from dollar amounts, and has been obtained from the general accounting records of the Company) set forth in the Registration Statement, as amended, and the Final Prospectus, as amended or supplemented, and in Exhibit 12 to the Registration Statement, including specified information, if any, included or incorporated from the Company's Annual Report on Form 10-K incorporated therein or specified information, if any, included or incorporated from any of the Company's Quarterly Reports on Form 10-Q or its Current Reports on Form 8-K incorporated therein, agrees with the accounting records of the Company and its subsidiaries or computations made therefrom, excluding any questions of legal interpretation.

          (i) So long as historical financial information with respect to any entity acquired by the Company is required to be included in the Registration Statement or the Final Prospectus, at each Delivery Date, a nationally recognized firm of independent public accountants shall have furnished to the Representatives a letter, dated the day of such Delivery Date, in form and substance satisfactory to the Representatives, confirming that they are, or were as of a stated time, independent public accountants within the meaning of the Securities Act and the Rules and stating in effect that:

               (i) in their opinion the audited consolidated financial statements of such entity acquired by the Company, and the supporting schedules, included in the Registration Statement and Final Prospectus and examined by them, comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the related published rules and regulations of the Commission thereunder; and

               (ii) they have performed certain other specified procedures as a result of which they determined that certain historical financial information relating to such entity acquired by the Company as required to be reported pursuant to rules and regulations promulgated under the Exchange Act agree with the accounting records of such entity acquired by the Company or computations made therefrom, excluding any questions of legal interpretation.

          (j) Subsequent to the execution of this Agreement, there shall not have been any decrease in the ratings of any of the Company's debt securities by Moody's Investors Service, Inc. or Standard & Poor's Corporation.

          Prior to each Delivery Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives or Underwriters' Counsel may reasonably request.

          If any of the conditions specified in this Section 6 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates or opinions furnished to the Representatives or Underwriters' Counsel pursuant to this Section 6 shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and to Underwriters' Counsel, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, each Delivery Date by the Representatives. Notice of such cancellation shall be given to the Company in writing, or by telegraph confirmed in writing.

          7. Expenses. (a) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company will pay all costs and expenses incident to the performance of the obligations of the Company hereunder, including, without limiting the generality of the foregoing, all costs, taxes and expenses incident to the issuance, sale and delivery of the Stock to the Underwriters, all fees and expenses of the Company's counsel and accountants, all costs and expenses incident to the preparing, printing and filing of the Registration Statement (including all exhibits thereto), any Interim Prospectus, the Basic Prospectus, the Final Prospectus and any amendments thereof or supplements thereto, and the rating of the Stock by one or more rating agencies, all costs and expenses (including fees of Underwriters' Counsel and their disbursements) incurred in connection with blue sky qualifications, advising on the legality of the Stock for investment, the filing requirements, if any, of the National Association of Securities Dealers, Inc. in connection with its review of corporate financings, the fee for listing the Stock on the NYSE and all costs and expenses of the printing and distribution of all documents in connection with such offering. Except as provided in this Section 7, the Company will have no responsibility to the Underwriters for the Underwriters' own costs and expenses, including the fees of Underwriters' Counsel and any advertising expenses in connection with any offer the Underwriters may make.

          (b) If the sale of the Stock provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in
Section 6 hereof is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Representatives, reimburse the Underwriters for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Stock.

          8. Indemnification. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls such Underwriter within the meaning of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, as originally filed or in any amendment thereof, or in any Interim Prospectus, the Basic Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company as herein stated by the Representatives on behalf of any Underwriter specifically for use in connection with the preparation thereof, and (ii) such indemnity with respect to the Basic Prospectus or any Interim Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Stock which is the subject thereof if such person did not receive a copy of the Final Prospectus at or prior to the confirmation of the sale of such Stock to such person in any case where such delivery is required by the Securities Act and the untrue statement or omission of a material fact contained in the Basic Prospectus or any Interim Prospectus was corrected in the Final Prospectus, unless such failure to deliver the Final Prospectus was a result of noncompliance by the Company with Section 5(d) hereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

          (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Basic Prospectus, any Interim Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that the same was made therein in reliance upon and in conformity with written information furnished to the Company as herein stated by the Representatives on behalf of such Underwriter specifically for use in the preparation thereof, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The statements set forth in the last paragraph of the cover page and under the heading "Underwriting" in the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the Registration Statement and the Final Prospectus, as the case may be, and you, as the Representatives, confirm that such statements are correct.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and either (i) the indemnifying party or parties and the indemnified party or parties mutually agree or (ii) representation of both the indemnifying party or parties and the indemnified party or parties by the same counsel is inappropriate under applicable standards of professional conduct due to actual or potential differing interests between them, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed counsel in connection with the assumption of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representatives in the case of subparagraph (a) representing the indemnified parties under subparagraph (a), as the case may be, who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party.

          (d) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in subparagraph (a) of this Section 8 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company on grounds of policy or other similar grounds, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discounts appearing on the cover page of the Final Prospectus bear to the public offering prices appearing thereon and the Company is responsible for the balance; provided, however, that (i) in no case shall any Underwriter (except as may be provided in any agreement among underwriters) be responsible for any amount in excess of the underwriting discounts applicable to the Stock purchased by such Underwriter hereunder and
(ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of the Securities Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this subparagraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this subparagraph (d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this subparagraph (d).

          9. Default by an Underwriter. If, on either Delivery Date, any one or more Underwriters shall fail to purchase and pay for all of the Stock agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the number of shares of Firm Stock set forth opposite their names in Schedule II hereto bear to the aggregate number of shares of Firm Stock set opposite the names of the remaining Underwriters) the Stock which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date; provided, however, that in the event that the aggregate number of shares of Stock which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Delivery Date shall exceed 10% of the aggregate number of shares of the Stock, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Stock, and if such non-defaulting Underwriters do not purchase all the Stock, this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Stock) will terminate without liability to any non-defaulting Underwriters or the Company. In the event of a default by any Underwriter as set forth in this Section 9, the particular Delivery Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing herein contained shall relieve any defaulting Underwriter of its liability, if any, to the Company and any non-defaulting Underwriter for damages occasioned by its default hereunder.

          10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company at or prior to delivery of and payment for all the Firm Stock, if, prior to such time (i) trading in securities generally on the NYSE or the over-the-counter market shall have been suspended or limited or minimum prices shall have been established on the NYSE or the over-the-counter market, (ii) a banking moratorium shall have been declared either by federal or New York State authorities, (iii) any new restriction materially affecting the distribution of the Stock shall have become effective or trading in any securities of the Company shall have been suspended or halted by any national securities exchange, the National Association of Securities Dealers, Inc. or the Commission, (iv) the United States becomes engaged in hostilities or there is an escalation in hostilities involving the United States or there is a declaration of a national emergency or war by the United States, or (v) there shall have been such a material adverse change in national or international political, financial or economic conditions, national or international equity markets or currency exchange rates or controls as to make it, in the judgment of the Representatives, inadvisable or impracticable to proceed with the payment for and delivery of the Stock.

          11. Representations and Indemnities to Survive Delivery. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers (as such officers) and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter or the Company or any of its officers or directors or any controlling person within the meaning of the Securities Act, and will survive delivery of the payment for the Stock.

          12. Notices. All communications hereunder will be in writing, and, if sent to the Representatives will be mailed, delivered, telegraphed or telexed and confirmed to them, at the address specified in Schedule I hereto; or, if sent to the Company will be mailed, delivered, telegraphed or telexed and confirmed to it at 3 World Financial Center, New York, New York 10285,
Attention:  Chief Financial Officer.

          13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their successors and, to the extent and only to the extent stated in Section 8 hereof, the officers and directors and controlling persons referred to in Section 8 hereof, and except as provided in
Section 8 hereof, no person other than the parties hereto and their respective successors will have any right or obligation hereunder.

          14. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York.

          If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                Very truly yours,


                                LEHMAN BROTHERS HOLDINGS INC.


                                By____________________________________
                                  Title:




The foregoing Agreement is hereby confirmed and accepted as of the date first above written.



LEHMAN BROTHERS INC.



By___________________________
  Title:



Acting on behalf of the Representatives named in Schedule I annexed hereto and the several
  Underwriters named in Schedule II annexed hereto.

                                   SCHEDULE I



Date of Underwriting Agreement:

Registration Statement No. 33-

Representative and Address:       Lehman Brothers Inc.
                                  3 World Financial Center
                                  New York, New York 10285

Description of Stock:

     Title:                      % Cumulative Preferred Stock, Series   ,
                                    $1.00 par value per share
     Number of shares
          of Firm Stock:       ____________ shares
     Maximum number of shares
          of Option Stock: ____________ shares
     Price per share:  $
     Price to public:
     Time of payment of
          dividends:
     Sinking fund
          provisions:
     Redemption
          provisions:
     Repayment
          provisions:
     Other provisions:



First Delivery Date, Time and Location:

     Date:
     Time:
     Location:

                                  SCHEDULE II

                                                                NUMBER OF
                                                                SHARES OF
                                                                FIRM STOCK
                                                                TO BE
                         UNDERWRITERS                           PURCHASED
                         ------------                           ----------


Lehman Brothers Inc.  ...................................................

      Total .............................................................